                                                                   Exhibit 10.77



                                 OFFICE LEASE

                           MIRAMAR PROFESSIONAL PARK



                            MIRAMAR INVESTMENT CO.,
                       a California General Partnership


                                 as Landlord,

                                      and

                     WEST STAR ENERGY GROUP LLO-GAS, INC.
                            a Delaware corporation,

                                   as Tenant

                           MIRAMAR PROFESSIONAL PARK

                      SUMMARY OF OFFICE LEASE INFORMATION

     The undersigned hereby agree to the following terms of this Summary of Office Lease Information (the "Summary"). This Summary is incorporated into and made a part of the attached Office Lease (the "Office Lease") which pertain to the "Premises," as that term is defined in the Office Lease, which is a portion of the real property commonly known as "Miramar Professional Park" located in Malibu, California. In the event of a conflict between the terms of this Summary and the Office Lease, the terms of the Office Lease shall prevail. Any capitalized terms used in the Summary and not otherwise defined in the Summary shall have the meanings set forth in the Office Lease.

TERMS OF LEASE                    DESCRIPTION

1. Commencement Date:             October 1, 1999

2. Landlord:                      MIRAMAR INVESTMENT CO.
                                  a California General Partnership

3. Tenant:                        WEST STAR ENERGY GROUP
                                  LLO-GAS, INC., a Delaware Corporation

4. Premises (Article 1).

   4.1 Building Address:          23805 Stuart Ranch Road
                                  Malibu, California  90265
                                  1st year              2nd and 3rd years
                                  1896 RSF
   4.2 Premises:                  Approximately 1434 "rentable" (1247 usable)
                                  square feet of (1649) USF space located on the floor of the Building Suite. 224
5. Lease Term (Article 2).

   5.1 Length of Term:            3 years.

   5.2 Lease Commencement Date:   The Lease Commencement Date shall occur as set
                                  forth in Article 2 of the Office Lease. The
                                  Lease Commencement date is October 1, 1999

   5.3  Lease Expiration Date:    September 30, 2002

6. Base Rent (Article 3):         1st yr. $45,601.00; 2nd yr. $63,910.00; 3rd
                                  yr. $67,745.00

   Annual Base Rent               $     subject to annual CPI increases & add.
                                  operation expense
                                  1st yr. $3,810.00; 2nd yr. $5326.00;
                                  3rd yr. $5,645.00

   Monthly Installment            $     subject to annual CPI increases; upon
                                  execution of Lease by Tenant and Miramar,
                                  Tenant shall pay first and last month's rent:
                                  $9,455.00

7. Additional Rent
   (Article 4):

   7.1 Tenant's Share:            Approximately     %  4.68%  (1st yr. 3.54%)

   7.2 Tenant's Share of tax      Tenant to pay allocable share.
       increase:

8. Security Deposit               $3,810.00
   (Article 21):                  $       which tenant shall pay upon execution
                                  of this lease.

9. Parking Spaces
   (Article 28):                  5 unreserved parking spaces at no cost to
                                  Tenant.

10. Tenant Improvements:          For 1st year divide Ste. 200; remove
                                  partition wall to enlarge Reception rm. in Ste. 224; remove divider wall on 10/01/00.
                                  Tenant shall contribute $1,500.00 to T.I.
                                  cost.

11. Broker(s)
    (Section 29.18):  N/A

12. Address of Tenant             __________________________________________
    (Section 29.13)               __________________________________________
                                  __________________________________________
                                  Attention: _______________________________
                                  (Before Lease Commencement Date)

                                  and

                                  23805 Stuart Ranch Road, Suite 224
                                  Malibu, California  90265
                                  (After Lease Commencement Date)

13. Guarantor                     Not Applicable

                                                           Initial Here:
                                                           Tenant: /s/JC
                                                                  --------------
                                                           Landlord: /s/BLG
                                                                    ------------

The foregoing terms of this Summary are hereby agreed to by Landlord and Tenant.

                                  "Landlord":

                                  MIRAMAR INVESTMENT CO., a California General
                                  Partnership


                                  By: /s/ Betty L. Gartland
                                      ----------------------------------------
                                          Betty Gartland, Partner

                                  and

                                  "Tenant"

                                  WEST STAR ENERGY GROUP LLO-GAS, INC., a
                                  Delaware Corporation


                                  By: /s/ John Castellucci
                                      ----------------------------------------
                                      John Castellucci, CEO


                                                           Initial Here:
                                                           Tenant:
                                                                  --------------
                                                           Landlord:
                                                                    ------------

                           MIRAMAR PROFESSIONAL PARK

                                     INDEX

ARTICLE         SUBJECT MATTER                                       PAGE
-------         --------------                                       ----
ARTICLE 1       PREMISES, BUILDING, PROPERTY, AND COMMON AREAS......    1
ARTICLE 2       LEASE TERM..........................................    3
ARTICLE 3       BASE RENT...........................................    3
ARTICLE 4       ADDITIONAL RENT.....................................    4
ARTICLE 5       USE OF PREMISES.....................................   10
ARTICLE 6       SERVICES AND UTILITIES..............................   10
ARTICLE 7       REPAIRS.............................................   12
ARTICLE 8       ADDITIONS AND ALTERATIONS...........................   12
ARTICLE 9       COVENANT AGAINST LIENS..............................   14
ARTICLE 10      INSURANCE...........................................   14
ARTICLE 11      DAMAGE AND DESTRUCTION..............................   16
ARTICLE 12      NONWAIVER...........................................   18
ARTICLE 13      CONDEMNATION........................................   18
ARTICLE 14      ASSIGNMENT AND SUBLETTING...........................   19
ARTICLE 15      SURRENDER OF PREMISES, REMOVAL OF TRADE FIXTURES....   23
ARTICLE 16      HOLDING OVER........................................   24
ARTICLE 17      ESTOPPEL CERTIFICATES...............................   24
ARTICLE 18      SUBORDINATION.......................................   25
ARTICLE 19      DEFAULTS; REMEDIES..................................   25
ARTICLE 20      ATTORNEYS' FEES.....................................   28
ARTICLE 21      SECURITY DEPOSIT....................................   28
ARTICLE 22      SUBSTITUTION OF OTHER PREMISES......................   28
ARTICLE 23      SIGNS...............................................   29
ARTICLE 24      COMPLIANCE WITH LAW.................................   29
ARTICLE 25      LATE CHARGES........................................   31
ARTICLE 26      MIRAMAR'S RIGHT TO CURE DEFAULT;
                PAYMENT'S BY TENANT.................................   31
ARTICLE 27      ENTRY BY MIRAMAR....................................   32
ARTICLE 28      PARKING.............................................   32
ARTICLE 29      MISCELLANEOUS PROVISIONS............................   33

EXHIBITS

A    OUTLINE OF PREMISES                                         N/A

                                                           Initial Here:
                                                           Tenant:
                                                                  --------------
                                                           Landlord:
                                                                    ------------

B   FORM OF NOTICE OF LEASE TERM DATES

C   RULES AND REGULATIONS

D   FORM OF TENANT'S ESTOPPEL CERTIFICATE

E   FORM OF TENANT WORK LETTER                                   N/A

F   FORM OF GUARANTY OF LEASE                                    N/A

ADDENDUM TO LEASE AGREEMENT - OPTION TO RELEASE PREMISES         N/A


                                                           Initial Here:
                                                           Tenant:
                                                                  --------------
                                                           Landlord:
                                                                    ------------

                           MIRAMAR PROFESSIONAL PARK

                                 OFFICE LEASE

     This Office Lease, which incorporates by this reference the preceding Summary of Office Lease Information (Summary) attached to this Lease (the Office Lease and Summary are sometimes collectively referred to herein as the Lease, dated as of the date set forth in Section 1 of the Summary, is made by and between Landlord MIRAMAR INVESTMENT CO., a California General Partnership (Miramar), and Tenant WEST STAR ENERGY GROUP LLO-GAS, INC., a Delaware Corporation.

                                   ARTICLE 1

                PREMISES, BUILDING, PROPERTY, AND COMMON AREAS

     1.1  Premises, Building, Property and Common Areas.

          1.1.1 The Premises. On the terms set forth in this Lease, Miramar hereby leases to Tenant and Tenant hereby leases from Miramar the premises set forth in Section 4.2 of the Summary (the "Premises"), which Premises are located in the "Building," as that term is defined in Section 1.1.2, below.

          1.1.2 The Building and The Property. The Premises are a part of the building located at 23805 Stuart Ranch Road, Malibu, California, as set forth in
Section 4.1 of the Summary (the "Building"). The Building is part of an office project "Miramar Professional Park," which contains two office buildings located at 23805 Stuart Ranch Road and 23815 Stuart Ranch Road. The term "Property", as used in this Lease, shall mean collectively (i) the two buildings, the Adjacent Site and the "Common Areas" as that term is defined in section 1.1.3 below, (ii) the land (which is improved with landscaping, parking facilities and other improvements) upon which the Buildings, the Adjacent Site, and the Common Areas are located, and (iii) at Miramar's discretion, any additional real property, areas, buildings or other improvements added to the Property pursuant to the terms of Section 1.1.4 of this Lease.

          1.1.3 Common Areas. Tenant shall have the non-exclusive right to use in common with other tenants in the Property, and subject to the rules and regulations referred to in Article 5 of this Lease, those portions of the Property which are provided, from time to time, for use in common by Miramar and by Tenant and any other tenants of the Property whether or not those areas are open to the general public (such areas, together with such other portions of the Property designated by Miramar in its discretion, including certain areas designated for the exclusive use of certain tenants or to be shared by Miramar and certain tenants, such as balconies abutting tenants' premises, are collectively referred to in this Lease as the "Common Areas").

                                                           Initial Here:
                                                           Tenant:
                                                                  --------------
                                                           Landlord:
                                                                    ------------

The Common Areas shall consist of the "Property Common Areas" and the "Building Common Areas". The term "Property Common Areas", as used in this Lease, shall mean the portion of the Property designated as such by Miramar "Building Common Areas" as used in this Lease, shall mean the portions of the Common Areas located within the Stuart Ranch Buildings designated as such by Miramar. The manner in which the Common Areas are maintained and operated shall be at the sale discretion and responsibility of Miramar.

          1.1.4 Miramar's Use and Operation of the Building, Property, and Common Areas. Miramar reserves the right from time to time without notice to Tenant (i) to close temporarily any of the Common Areas; (ii) to make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of street entrances, driveways, ramps, entrances, exits, passages. stairways and other ingress and egress, direction of traffic, landscaped areas, loading and unloading areas and walkways; (iii) to expand the Buildings, or either of them, or the Adjacent Site; (iv) to add additional buildings and improvements to the Common Areas; (v) to designate land outside the Property to be part of the Property, and in connection, with such additions to add additional buildings and common areas to the Property; (vi) to use the Common Areas while engaged in making additional improvements, repairs or alterations to the Property or to any adjacent land or any portion thereof; and
(vii) to do and perform such other acts and make such other changes in, to or with respect to, the Property, Common Areas and Building, or the expansion thereof, as Miramar may, in the exercise of sound business judgment, deem to be appropriate. Reasonable efforts will be made by Miramar to minimize any inconvenience to Tenant.

     1.2 Calculation and Verification of Rentable Square Feet of Premises, Building, Stuart Ranch Buildings and Property. For purposes of this Lease. "rentable square feet" shall be calculated pursuant to Standard Method for Measuring Floor Area in Office Buildings. ANSI Z65.1 - 1980 ("BOMA"), provided that the rentable square footage of the Building and any other buildings in the Property shall include all of (and the rentable square footage of the Premises therefore shall include a portion of) (i) the Building Common Areas and (ii) any occupied space of the portion of the Property dedicated to the service of the Property.

     1.3 Base, Shelf and Core Work in the Premises Required of Miramar. Except as specifically set forth in this Lease and in the Tenant Work Letter between Miramar and Tenant dated as of even date herewith (the "Tenant Work Letter") the form of which is attached hereto marked Exhibit E, Miramar shall not be obligated to provide or pay for any improvement work or services whatsoever related to the improvement of the Premises. Tenant also acknowledges that Miramar has made no representation or warranty regarding the condition of the Premises or the Property except as specifically set forth in this Lease and the Tenant Work Letter. As of the Lease Commencement Date, Tenant represents that it has Inspected the Premises, that the Building and the Property constitute first-class office building property, as that term is used in this Lease, and that the Premises are acceptable to Tenant and suitable for Tenant's [sic]

                                                           Initial Here:
                                                           Tenant:
                                                                  --------------
                                                           Landlord:
                                                                    ------------

                                   ARTICLE 2

                                  LEASE TERM

     2.1 Commencement and Lease Term. The terms and provisions of this Lease shall be effective as of the date of this Lease. The term of this Lease (the "Lease Term") shall be as set forth in Section 5.1 of the Summary, shall commence on the date Miramar delivers possession of the Premises to Tenant which date is **** (the "Lease Commencement Date"), and shall terminate on the date set forth in Section 5.3 of the Summary (the "Lease Expiration Date") unless this Lease is sooner terminated as provided in this Lease. For purposes of this Lease, the term "Lease Year" shall mean each consecutive twelve (12) month period during the Lease Term; provided, however, that the first Lease Year shall commence on the Lease Commencement Date and end on the last day of the eleventh month thereafter and the second and each succeeding Lease Year shall commence on the first day of the next calendar month; and further provided that the last Lease Year shall end on the Lease Expiration Date. At any time during the Lease Term, Miramar may deliver to Tenant a notice in the form as set forth in Exhibit B, attached to this Lease which notice Tenant shall execute and return to Miramar within five (5) days of receipt thereof.

     2.2 Delay in Possession. Notwithstanding said Lease Commencement Date, if for any reason Miramar cannot deliver possession of the Premises to Tenant on said date Miramar shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder or extend the term hereof, but in such case, Tenant shall not be obligated to pay rent until possession of the Premises is tendered to Tenant; provided, however, that if Miramar shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Tenant may at Tenant's option, by notice in writing to Miramar within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Tenant is not received by Miramar within said ten (10) day period Tenant's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

     2.3 Early Possession. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

                                   ARTICLE 3

                                   BASE RENT

     3.1 Base Rent During Initial Term. Tenant shall pay, without notice or demand, to

                                                           Initial Here:
                                                           Tenant:
                                                                  --------------
                                                           Landlord:
                                                                    ------------

Miramar or Miramar's agent at the management office of the Property, or at such other place as Miramar may from time to time designate in writing in advance, in currency or a check for currency which, at the time of payment, is legal tender for private or public debts in the United States of America, base rent ("Base Rent"), payable in equal monthly installments as set forth in Section 6 of the Summary in advance on or before the first day of each and every month during the Lease Term, without any setoff or deduction whatsoever. The Base Rent for the first full month of the Lease Term shall be paid at the time of Tenant's execution of this Lease. If any Rent payment date (including the Lease Commencement Date) falls on a day of the month other than the first day of such month or if any payment of Rent is for a period which is shorter than one month, the Rent for any fractional month shall accrue on a daily basis for the period from the date such payment is due to the end of such calendar month or to the end of the Lease Term at a rate per day which is equal to 1/365 of the Rent. All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis.

     3.2 Rent During Term. The Base Rent payable by Tenant during the Term shall be increased annually by the increase if any, in the Consumer Price Index for All Urban Consumers (Los Angeles - Long Beach - Anaheim), "All Items," which is compiled and published by the United States Department of Labor, Bureau of Labor Statistics or any successor agency. During the term of the Agreement, the monthly rent payable under paragraph 3.1 shall be adjusted by the change, if any, from the Base Month specified below, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for CPIU (All Urban Consumers), for Los Angeles - Long Beach - Riverside. All items (1982-1984=100), herein referred to as "C.P.I." The monthly rent payable in accordance with this paragraph shall be calculated as follows: the Base Rent set forth in paragraph 3.1, shall be multiplied by a fraction the numerator of which shall be the C.P.I. of the calendar month two (2) months prior to the month(s) specified above during which the adjustment is to take effect, and the denominator of which shall be the C.P.I. of the calendar month which is two (2) months prior to the first month of the immediately preceding Lease Year with each year beginning on the anniversary of the Commencement Date. The sum so calculated shall constitute the new monthly rent hereunder, but in no event, shall any such new monthly rent be less than the rent payable for the month immediately preceding the date for rent adjustment. In the event that the Bureau of Labor Statistics, United States Department of Labor, should cease to publish said price index, then any similar index compiled and published by any other branch or department of the United States government shall be used for the purpose of making the foregoing rental adjustment.

                                   ARTICLE 4

                                ADDITIONAL RENT

     4.1 General Terms. As set forth in this Article 3, in addition to paying the Base

                                                           Initial Here:
                                                           Tenant:
                                                                  --------------
                                                           Landlord:
                                                                    ------------

Rent specified in Article a of this Lease, Tenant shall pay "Tenant's Share" of the actual "Property Expenses." Such payments by Tenant, together with any and all other amounts payable by Tenant to Miramar pursuant to the terms of this Lease, are collectively referred to in this Lease as the "Additional Rent", and the Base Rent and the Additional Rent are collectively referred to as "Rent." All amounts due under this Article 4 as Additional Rent shall be payable for the same periods and in the same manner as the Base Rent. Without limitation on other obligations of Tenant which survive the expiration of the Lease Term and this Lease, the obligations of Tenant to pay the Additional Rent provided for in this Article 4 shall survive the expiration of the Lease term and this Lease.

     4.2 Definitions. As used in this Article 4, the following terms shall have the meanings set forth in this paragraph:

          4.2.1 "Base Year Expenses" shall mean the amount of Property Expenses for the Base Year.

          4.2.2 "Expense Year" shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires.

          4.2.3 "Operating Expenses" shall mean all expenses, costs and amounts of every kind and nature incurred in connection with the management, maintenance, repair, replacement, restoration or operation of the Property, including, without limitation, any amounts paid or incurred for (i) the cost of supplying all utilities, the cost of operating, maintaining, repairing, renovating, complying with conservation measures in connection with, and managing the utility systems, mechanical systems, sanitary and storm drainage systems, and elevator systems, and the cost of supplies and equipment, maintenance, and service contracts in connection therewith; (ii) the cost of licenses, certificates, permits and inspections and the cost of contesting the validity or applicability of any governmental enactments which may affect Operating Expenses, and the costs incurred in connection with the implementation and operation of a transportation system management program or a municipal or public shuttle service or parking program; (iii) the cost of all insurance carried in connection with the Property, or any portion thereof; (iv) the cost of landscaping, relamping, and all supplies, tools, equipment and materials used in the operation, repair and maintenance of the Property, or any portion thereof; (v) the cost of parking area repair, restoration, and maintenance, including, but not limited to, resurfacing, repainting, restriping, and cleaning; (vi) fees, charges and other costs, including consulting fees, reasonable legal fees and accounting fees, of all contractors and consultants;
(vii) payments under any equipment rental agreements or management agreements (including the cost of any management fee and the fair rental value of any office space provided thereunder); (viii) wages, salaries and other compensation and benefits of all persons engaged in the operation, maintenance, management, or security of the Property, or any portion thereof, including employer's Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied on

                                                           Initial Here:
                                                           Tenant:
                                                                  --------------
                                                           Landlord:
                                                                    ------------
such wages, salaries, compensation and benefits; (ix) payments under any easement, license, operating agreement, declaration, restrictive covenant, or instrument pertaining to the sharing of costs by the Property, or any portion thereof; (x) the cost of operation, repair, maintenance and replacement of all systems and equipment which serve the Property in whole or part; (xi) the cost of janitorial services, alarm and security service, window cleaning, trash removal, replacement of wall and floor coverings, ceiling tiles and fixtures in lobbies, corridors, restrooms and other common or public areas or facilities, maintenance and replacement of curbs and walkways, repair to roofs and re-roofing; and (xii) the cost of any capital improvements made to the Property which are intended as a labor-saving device or to effect other economies in the operation or maintenance of the Property, or any portion thereof, or made to all or any portion of the Property, or any portion thereof, after the Lease Commencement Date that are required under any governmental law or regulation that was not applicable to the Property at the time that permits for the construction of the Building or Stuart Ranch Buildings were obtained; provided, however, that each such permitted capital expenditure shall be amortized (including interest on the unamortized cost) over its useful life as reasonably determined. Notwithstanding the foregoing, Operating Expenses shall not, however, include (A) costs of leasing commissions and other costs and expenses incurred in connection with negotiations with present or prospective tenants or other occupants of the Stuart Ranch Buildings; (B) costs incurred due to a violation by all other tenants of the terms and conditions of any lease of space in the Stuart Ranch Buildings; and (C) the costs of general overhead and general administrative expenses, not including management fees and building office expenses which are included in operating expenses by Landlords of other comparable first class office buildings located in the vicinity of the Building. If the Property is not fully occupied during all or a portion of any Expense Year. Miramar may elect to make an appropriate adjustment to the variable components of Operating Expenses for such year employing sound accounting and management principles, to determine the amount of Operating Expenses that would have been paid had the Project been fully occupied; and the amount so determined shall be deemed to have been the amount of Operating Expenses for such year.

          4.2.4 "Property Expenses" shall mean the sum of "Operating Expenses" and "Tax Expenses".

          4.2.5 "Tax Expenses" shall mean all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary (including, without limitation, real estate taxes, general and special assessments, transit taxes, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with all or any portion of the Property), which shall be paid during any Expense Year (without regard to any different fiscal year used by such governmental or

                                                           Initial Here:
                                                           Tenant:
                                                                  --------------
                                                           Landlord:
                                                                    ------------
municipal authority) because of or in connection with the ownership, leasing and operation of the Property, or any portion thereof.

          4.2.5.1       Tax Expenses shall include, without limitation:

                 (i) Any assessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Miramar that Proposition 13 was adopted by the voters of the State of California in the June 1978 election ("Proposition 13") and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants, and, in further recognition of the decrease in the level and quality of governmental services and amenities as a result of Proposition 13, Tax Expenses shall also include any governmental or private assessments or the Property's contribution towards a governmental or private cost-sharing agreement for the purpose of augmenting or improving the quality of services and amenities normally provided by governmental agencies. It is the intention of Tenant and Miramar that all such new and increased assessments, taxes, fees, levies, and charges and all similar assessments, taxes, fees, levies and charges be included within the definition of Tax Expanses for the purposes of this Lease;

                 (ii) Any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the Rent payable hereunder, including, without limitation, any gross Income tax with respect to the receipt of such rent or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof. Notwithstanding anything to the contrary in this Section 4.2.5.1, Tax Expenses shall not include federal, state and local income taxes, and other taxes to the extent applicable to Miramar's general or net income (as opposed to such taxes attributable to such rents, receipts, or Income attributable to operations at the Property);

                 (iii) Any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises; and

                 (iv) Any possessory taxes charged or levied in lieu of real estate taxes.

                                                           Initial Here:
                                                           Tenant:
                                                                  --------------
                                                           Landlord:
                                                                    ------------

          4.2.5.2 Any reasonable expenses incurred in attempting to protest, reduce or minimize Tax Expenses shall be included in Tax Expenses in the Expense Year such expenses are paid.

          4.2.5.3 Tax refunds shall be deducted from Tax Expenses in the Expense Year they are received.

          4.2.6 "Base Year" shall mean the initial twelve month period of this Lease.

          4.2.7    "Tenant's Share" shall mean the percentage set forth in
Section 7.2 of the Summary. Tenant's Share was calculated by multiplying the number of rentable square feet of the Premises by 100, and dividing the product by the total rentable square feet in the Buildings; provided, however, if the amount of rentable square feet of the Building or other buildings on the Property increases or decreases pursuant to Article 1 of this Lease, then Tenant's share shall be recalculated accordingly.

     4.3 Allocation of Property Expenses to Tenants of the Building. Property Expenses (i.e., Operating Expenses and Tax Expenses) are determined annually for the Property as a whole.

     4.4  Calculation and Payment of Additional Rent.

          4.4.1 Calculation of Excess. If for any Expense Year ending or commencing within the Lease Term, Tenant's share of property Expenses allocated to the tenants of the Building pursuant to section 4.3 above for such Expense Year exceeds Tenant's Share of the Base Year Expenses, then Tenant shall pay to Miramar, without offset or deduction, in the manner set forth in Section 4.4.2., the Additional Rent.

          4.4.2 Statement of Actual Property Expenses and Payment by Tenant. Miramar shall give to Tenant on or before the first day of April following the end of each Expense Year, a statement (the "Statement") which shall state the property Expenses incurred or accrued for such preceding Expense Year and the amount thereof allocated to the tenants of the Building, and which shall indicate the amount, if any, of any Excess. Upon receipt of the Statement for each Expense Year ending during the Lease Term, if an Excess is present, Tenant shall pay, within thirty (30) days of receipt of the Statement, the full amount of the Excess for such Expense Year, less the amounts, if any, paid during such Expense Year as "Estimated Excess," as that term is defined in Section 4.4.3. below. The failure of Miramar to timely furnish the Statement for any Expense year shall not prejudice Miramar or Tenant from enforcing its rights under this
Article 4. Even though the Lease Term has expired and Tenant has vacated the Premises, "when the final determination is made of Tenant's Share of Property Expenses allocated to the tenants of the Building for the Expense Year in which this Lease

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terminates, if an Excess is present. Tenant shall pay within thirty (30) days to
Miramar an amount as calculated pursuant to the provisions of Section 4.4.7 of this Lease. The provisions of this Section 4.4.2 shall survive the expiration or earlier termination of the Lease Term.

          4.4.3 Statement of Estimated Property Expenses. In addition, Miramar shall give Tenant a yearly expense estimate statement (the "Estimate Statement") which shall set forth Miramar's reasonable estimate (the "Estimate") of what the total amount of Property Expenses for the then-current Expense Year shall be, the amount thereof to be allocated to the tenants of the Building, and the estimated Excess (the "Estimated Excess") as calculated by comparing Tenant's Share of Property Expenses allocated to the tenants of the Building. The failure of Miramar to timely furnish the Estimate Statement for any Expense Year shall not preclude Miramar from enforcing its rights to collect any Estimated Excess under this Article 4. If pursuant to the Estimate Statement an Estimated Excess is calculated for the then-current Expense Year. Tenant shall pay, within thirty (30) days of receipt of such Estimate Statement a fraction of the Estimated Excess for the then-current Expense Year (reduced by any amounts paid pursuant to the last sentence of this Section 4.4.3). Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year, including the month of such payment, and twelve (12) as its denominator. Until a new Estimate Statement is furnished (which Miramar shall have the right to deliver to Tenant at any time), Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Excess set forth in the previous Estimate Statement delivered by Miramar to Tenant.

          4.4.4 Tenant's Payment of Certain Tax Expenses. Notwithstanding anything to the contrary contained in this Lease, in the event that, at any time after the Lease Commencement Date and prior to the last day of the Lease Year, any sale, refinancing, or change in ownership of the Property is consummated, and as a result thereof, and to the extent that in connection therewith, the Property is reassessed (the Reassessment") for real estate tax purposes by the appropriate governmental authority, then the terms of this Section 4.4.4.1 shall apply to such Reassessment of the Property.

          4.4.4.1 The Tax Increase. For purposes of this Article 4, the term "Tax Increase" shall mean that portion of the Tax Expenses, as calculated immediately following the Reassessment, which is attributable solely to the Reassessment. Accordingly, the term Tax Increase shall not include any portion of the Tax Expenses, as calculated Immediately following the Reassessment, which
(i) is attributable to the initial assessment of the value of the Property, the base, shell and core of the Building or the tenant improvements located in the Building, (ii) is attributable to assessments which were pending immediately prior to the Reassessment which assessments were conducted during, and included in, such Reassessment, or which assessments were otherwise rendered unnecessary following the Reassessment, or (iii) is attributable to the

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annual inflationary increase of real estate taxes.

          4.4.4.2 Protection. During the first two (2) Lease Years, Tenant shall not be obligated to pay any portion of the Tax Increase in connection with a Reassessment during the first two (2) Lease Years.

     4.5 Taxes and Other Charges for Which Tenant is Directly Responsible. Tenant shall reimburse Miramar upon demand for any and all taxes required to be paid by Miramar, excluding state, local and federal personal or corporate income taxes measured by the net income of Miramar from all sources and estate and inheritance taxes, whether or not now customary or within the contemplation of the parties hereto, when:

          4.5.1 Said taxes are measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises, or by the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, to the extent the cost or value of such leasehold improvements exceeds the cost or value of a building standard build-out as determined by Miramar regardless of whether title to such improvements shall be vested in Tenant or Miramar;

          4.5.2 Said taxes are assessed upon or with respect to the possession, leasing, operation. management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Property (including the Property parking facility); or

          4.5.3 Said taxes are assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

                                   ARTICLE 5

                                USE OF PREMISES

     5.1 Permitted Use. Tenant shall use the premises solely for general office purposes consistent with the character of the Property as a first-class office building property, and Tenant shall not use or permit the Premises to be used for any other purpose or purposes whatsoever without the prior written consent of Miramar. Tenant further covenants and agrees that Tenant shall not use, or suffer or permit any person or persons to use, the Premises or any part thereof for any use or purpose contrary to the provisions of the Rules and Regulations set forth in Exhibit C, attached hereto, or in violation of the laws of the United States of America, the State of California, or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Property. Tenant shall comply with all recorded covenants, conditions, and restrictions now or hereafter affecting the Property. Miramar acknowledges, however, that Tenant's use of the Premises for general office

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purposes shall not cause a violation of any such recorded covenants, conditions and restrictions affecting the Property. Tenant shall not use or allow another person or entity to use any part of the Premises or the Property for the storage, use, treatment, manufacture or sale of "Hazardous Material," as that term is defined in Section 29.23 of this Lease.

                                   ARTICLE 6

                             SERVICES AND UTILITIES

     6.1 Standard Tenant Services. Miramar shall provide the following services on all normal business days (Mondays through Fridays, unless otherwise stated below) during the Lease Term.

          6.1.1 Subject to all governmental rules, regulations and guidelines applicable thereto, Miramar shall provide heating and air conditioning when necessary for normal comfort for normal office use in the Premises, from Monday through Friday, during the period from 8 a.m. to 6 p.m. and on Saturday during the period from 9 a.m. to 1 p.m., except for the date of observation of New Year's Day, Washington's Birthday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and, at Miramar's discretion, other locally or nationally recognized holidays (collectively, the "Holidays").

          6.1.2 Miramar shall provide adequate electrical wiring and facilities and power for normal general office use as determined by Miramar. Tenant shall bear the cost of replacement of lamps, starters and ballasts for lighting fixtures within the premises if required for any reason other than normal wear and tear or if such items shall not be provided by Miramar upon delivery of the Premises to Tenant.

          6.1.3 Miramar shall provide city water from the regular Building outlets for drinking, lavatory and toilet purposes.

          6.1.4 Miramar shall provide janitorial services Monday through Friday except the date of observation of the Holidays, in and about the Premises and window washing services in a manner consistent with other first-class office buildings in the Malibu, California area.

     6.2 Overstandard Tenant Use. Tenant shall not, without Miramar's prior written consent, use heat-generating machines, machines other than normal fractional horsepower office machines, or equipment or lighting other than Building standard lights in the premises, which may affect the temperature otherwise maintained by the air conditioning system or increase the water normally furnished for the Premises by Miramar pursuant to the terms of Section
6.1 of this Lease. If such consent is given, Miramar shall have the right to install supplementary air conditioning units or other facilities in the Premises, including supplementary or additional

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metering devices, and the cost thereof, including the cost of installation, operation and maintenance, increased wear and tear on existing equipment and other similar charges, shall be paid by Tenant to Miramar upon billing by Miramar. If Tenant desires to use heat, ventilation or air conditioning during hours other than those for which Miramar is obligated to supply such utilities pursuant to the terms of Section 6.1 of this Lease, Tenant shall give Miramar such prior notice, as Miramar shall from time to time establish as appropriate, of Tenant's desired use and Miramar shall supply such utilities to Tenant at such hourly cost to Tenant as Miramar shall from time to time establish. Amounts payable by Tenant to Miramar for such use of additional utilities shall be deemed Additional Rent hereunder and shall be billed on a monthly basis.

     6.3 Interruption of Use. Except as set forth in Section 19.4 of this Lease. Tenant agrees that Miramar shall not be liable for damages, by abatement of Rent or otherwise, for failure to furnish or delay In furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by repairs. replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building or Property after reasonable effort to do so, by any accident or casualty whatsoever, by act or default of Tenant or other parties, or by any other cause beyond Miramar's reasonable control; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease. Furthermore, Miramar shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this Article 6. Miramar may comply with voluntary controls or guidelines promulgated by any governmental entity relating to the use or conservation of energy, water, gas, light or electricity or the reduction of automobile or other emissions without creating any liability of Miramar to Tenant under this Lease, provided that the Premises are not thereby rendered untenantable.

                                   ARTICLE 7

                                    REPAIRS

     Tenant shall, at Tenant's own expense, keep the Premises, including all improvements, fixtures and furnishings therein, in good order, repair and condition at all times during the Lease Term, ordinary wear and tear excepted. In addition. Tenant shall, at Tenant's own expense, but under the supervision and subject to the prior approval of Miramar, and within any reasonable period of time specified by Miramar, promptly and adequately repair all damage to the Premises and replace or repair all damaged. broken, or worn fixtures and appurtenances; provided however, that, at Miramar's option, or if Tenant fails to make such repairs, Miramar may, but

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need not, make such repairs and replacements, and Tenant shall pay Miramar the reasonable cost thereof, including a percentage of the cost thereof (to be uniformly established for the Building and for the Property and which percentage shall be comparable to that charged by landlords of comparable buildings in Malibu, California) sufficient to reimburse Miramar for all overhead. general conditions fees and other costs or expenses arising from landlord's involvement with such repairs and replacements forthwith upon being billed for same. Miramar may, but shall not be required to, enter the Premises at all reasonable times upon reasonable written notice to Tenant (24 hours conclusively deemed to be reasonable) to make such repairs, alterations, improvements or additions to the premises or to the Property or to any equipment located in the Property as Miramar shall desire or deem necessary or as Miramar may be required to do by governmental or quasi-governmental authority or court order or decree. Tenant hereby waives and releases its right to make repairs at Miramar's expense under Sections 1941 and 1942 of the California Civil Code or under any similar law, statute, or ordinance now or hereafter in effect; provided, however, that nothing in this Article 7 shall limit Tenant's rights under Section 19.4 of this Lease.

                                   ARTICLE 8

                           ADDITIONS AND ALTERATIONS

     8.1 Miramar's Consent to Alterations. Tenant may not make any improvements, alterations, additions or changes to the Premises (collectively, the "Alterations") without first procuring the prior written consent of Miramar to such Alterations, which consent shall be requested by Tenant not less than thirty (30) days prior to the commencement thereof, and which consent shall not be unreasonably withheld or delayed by Miramar; provided however, that Tenant may make strictly cosmetic changes to the finish work in the Premises, not requiring any structural or other substantial modifications to the Premises, upon thirty (30) days prior notice to Miramar. The construction of any Initial improvements to the Premises called for by this Lease shall be governed by the terms of the Tenant Work Letter, made as part of this Lease, and not the terms of this Article 8.

     8.2 Manner of Construction. Miramar may impose, as a condition of its consent to any and all Alterations or repairs of the Premises or about the Premises, such requirements as Miramar in its sole discretion may deem desirable, including, but not limited to, the requirement that upon Miramar's request, Tenant shall, at Tenant's expense, remove such alterations upon the expiration or any early termination of the Lease Term, and/or the requirement that Tenant utilize for the purposes of such construction and/or removal, only contractors, materials, mechanics and materialmen selected by Miramar, Tenant shall construct such Alterations and perform such repairs in conformance with any and all applicable federal, state, county or municipal laws, rules and regulations and pursuant to a valid building permit, issued by the City of Malibu, all in conformance with Miramar's construction rules and regulations. All work with respect to any

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Alterations must be done in a good and workmanlike manner and diligently prosecuted to completion to the end that the Premises shall at all times be a complete unit except during the period of work. In performing the work of any such Alterations, Tenant shall have the work performed in such manner so as not to obstruct access to the Property or any portion thereof; by any other tenant of the Property, and so as not to obstruct the business of Miramar or other tenants in the Property, or interfere with the labor force working in the Property. In addition to Tenant's obligations under Article 9 of this Lease, upon completion of any Alterations, Tenant agrees to cause a Notice of Completion to be recorded in the office of the Recorder of the County of Los Angeles in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and Tenant shall deliver to the Property management office a reproducible copy of the "as built" drawings of the Alterations.

     8.3 Payment for Improvements. In the event Tenant orders any Alterations or repair work directly from Miramar, or from the contractor selected by Miramar, the charges for such work shall be deemed Additional Rent under this Lease, payable within thirty (30) days of billing therefor, either periodically during construction or upon the substantial completion of such work at Miramar's option. Upon completion of such work, Tenant shall deliver to Miramar evidence of payment, contractors' affidavits and full and final waivers of all liens for labor, services or materials. Tenant shall pay to Miramar a percentage of the cost of such work, which percentage shall be uniformly established for the Building and/or Property and shall be comparable to that charged by landlords of comparable buildings in Malibu, California, sufficient to compensate Miramar for all overhead, general conditions, fees and other costs and expenses arising from Miramar's involvement with such work.

     8.4 Construction Insurance. In the event that Tenant makes any Alterations Tenant agrees to carry "Builder's All Risk" Insurance in an amount approved by Miramar covering the construction of such Alterations, and such other insurance as Miramar may require it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to Article 10 of this Lease immediately upon completion thereof. In addition, Miramar may, in its discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Miramar in an amount sufficient to ensure the lien-free completion of such Alterations and naming Miramar as a co-obligee.

     8.5 Miramar's Property. All Alterations, improvements, fixtures and/or equipment which may be installed or placed in or about the Premises, and all signs installed in on or about the Premises, from time to time, shall be at the sole cost of Tenant and shall be and become the property of Miramar. Furthermore, Miramar may require Tenant, at Tenant's expense, to remove such Alterations upon the expiration or earlier termination of this Lease, and to repair any damage to the Premises and Property caused by such removal. If Tenant fails to complete such removal and/or to repair any damage caused by the removal of any Alterations, Miramar may do so and may charge the reasonable cost thereof to Tenant.

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                                   ARTICLE 9

                            COVENANT AGAINST LIENS

     Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon the Property or Premises, and any and all liens and encumbrances created by Tenant shall attach to Tenant's interest only. Miramar shall have the right at all times to post and keep posted on the Premises any notice which it deems necessary for protection from such liens. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen or others to be placed against the Property, the Building or the Premises, or any portion thereof, with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Tenant or the Premises, and, in case of any such lien attaching or notice of any lien. Tenant covenants and agrees to cause it to be immediately released and removed of record. Notwithstanding anything to the contrary set forth in this Lease, in the event that such lien is not released and removed on or before the date occurring five (5) business days after notice of such lien is delivered by Miramar to Tenant. Miramar, at its sole option, may immediately take all action necessary to release and remove such lien, without any duty to investigate the validity thereof, and all sums, costs and expenses, including reasonable attorneys' fees and costs, incurred by Miramar in connection with such lien shall be deemed Additional Rent under this Lease and shall be due and payable by Tenant within five (5) business days after notice thereof.


                                  ARTICLE 10

                                   INSURANCE

     10.1 Indemnification and Waiver. To the extent not prohibited by law, Miramar, its partners, subpartners and its and their respective officers, agents, servants, employees, and independent contractors (collectively, "Miramar Parties") shall not be liable for, any damage either to person or property or resulting from the loss of use thereof, which damage is sustained by Tenant unless said damage or loss of use is the sole and direct result of Miramar's willful misconduct or gross negligence. Tenant shall indemnify, defend, protect, and hold harmless Miramar Parties from any and all loss, cost, damage, expense and liability including without limitation court costs and reasonable attorneys' fees) incurred in connection with or arising from any cause in, on or about the Premises, either prior to, during, or after the expiration of the Lease Term, provided that the terms of the foregoing indemnity shall not apply to the negligence or wilful misconduct of Miramar. The provisions of this
Section 10.1 shall survive the expiration or sooner termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

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     10.2  Tenant's Compliance with Miramar's Fire and Casualty Insurance.
Tenant shall, at Tenant's expense, comply with all insurance company requirements pertaining to the use of the Premises. If Tenant's conduct or use of the Premises causes any Increase in the premium for such insurance policies then Tenant shall reimburse Miramar for any regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body, upon notice thereof from Miramar.

     10.3 Tenant's Insurance. Tenant shall maintain the following coverages in the following amounts.

           10.3.1 Comprehensive General Liability Insurance covering the insured against claims of bodily injury, personal injury and property damage arising out of Tenant's operations, assumed liabilities or use of the Premises, including a Broad Form Comprehensive General Liability endorsement covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set forth in Section 10.1 of this Lease, for limits of liability not less than:

                  Bodily Injury and              $2,000,000 each occurrence
                  Property Damage Liability      $2,000.000 annual aggregate

                  Personal Injury Liability      $2,000,000 each occurrence
                                                 $2,000,000 annual aggregate
                  Insured's participation        0%

           10.3.2 Physical Damage Insurance covering (i) all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises installed by, for, or at the expense of Tenant, (ii) the Tenant Improvements, and (iii) all other improvements, alterations and additions to the Premises. Such insurance shall be written on an "all risks" of physical loss or damage basis, for the full replacement cost value new without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include a vandalism and malicious mischief endorsement, sprinkler leakage coverage and earthquake sprinkler leakage coverage.

     10.4 Form of Policies. The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance shall (1) name Miramar, and any other party it so specifies, as an additional insured; (ii) specifically cover the liability assumed by Tenant under this Lease, including, but not limited to, Tenant's obligations under Section 10.1 of this Lease; (iii) be issued by an insurance company having a rating of not less than A-X in Best's Insurance Guide or which is otherwise acceptable to Miramar and licensed to do business in the State of California; (iv) be primary insurance as to all claims thereunder and provide that any insurance carried by Miramar is not excess and is

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non-contributing with any insurance requirement of Tenant; (v) provide that said insurance shall not be canceled or coverage changed unless thirty (30) days' prior written notice shall have been given to Miramar and any mortgagee of Miramar; and (vi) contain a cross-liability endorsement or severability of interest clause acceptable to Miramar. Tenant shall deliver said policy or policies or certificates thereof to Miramar on or before the Lease Commencement Date and at least thirty (30) days before the expiration dates thereof.

     10.5 Subrogation. Miramar and Tenant agree to have their respective insurance companies issuing property damage insurance waive any rights of subrogation that such companies may have against Miramar or Tenant, as the case may be, so long as the insurance carried by Miramar and Tenant, respectively, is not invalidated thereby. As long as such waivers of subrogation are contained in their respective insurance policies, Miramar and Tenant hereby waive any right that either may have against the other on account of any loss or damage to their respective property to the extent such loss or damage is insurable under policies of insurance for fire and ail risk coverage, theft, or other similar insurance.

     10.6 Additional Insurance Obligations. Tenant shall carry and maintain during the entire Lease Term, at Tenant's sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this
Article 10, and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant's operations therein, as may be reasonably requested by Miramar; provided, however, Miramar shall only require such additional types and amounts of insurance as is required by landlords of comparable buildings in Malibu, California, of tenants situated similarly to Tenant.

                                  ARTICLE 11

                            DAMAGE AND DESTRUCTION

     11.1 Repair of Damage to Premises by Miramar. Tenant shall promptly notify Miramar of any damage to the Premises resulting from fire or any other casualty. If the Premises or any Common Areas serving or providing access to the Premises shall be damaged by fire or other casualty, Miramar shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Miramar's reasonable control, and subject to all other terms of this Article 11, restore the base, shell, and core of the Premises and such Common Areas. Such restoration shall be to substantially the same condition of the base, shelf, and core of the Premises and the Common Areas prior to the casualty except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Building or Property or any other modifications to the Common Areas deemed desirable by Miramar, provided that access to the Premises and any common restrooms serving the Premises shall not be materially impaired. Upon the occurrence of any damage to the Premises. Tenant shall assign to Miramar (or to any party designated by Miramar) all insurance proceeds payable to

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Tenant under Tenant's insurance required under Section 10.3 of this Lease which relates to Tenant Improvements trade fixtures and all installed items of Tenant property, and Miramar shall diligently repair any injury or damage to the Tenant Improvements installed in the Premises and shall return such Tenant improvements to their original condition; provided that if the cost of such repair by Miramar exceeds the amount of insurance proceeds actually received. at the commencement of repairs, by Miramar from Tenant's insurance carrier, as assigned by Tenant, the cost of such repairs shall be paid by Tenant to Miramar prior to Miramar's repair of the damage. In connection with such repairs and replacements, Tenant shall, prior to the commencement of construction, submit to Miramar, for Miramar's review and approval, all plans, specifications and working drawings relating thereto, and Miramar shall select the contractors to perform such improvement work. Miramar shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof; provided however, that if such fire or other casualty shall have damaged the Premises or Common Areas necessary to Tenant's occupancy, and if such damage is not the result of the negligence or wilful misconduct of Tenant or Tenant's employees or contractors, Miramar shall allow Tenant a proportionate and equitable abatement of Rent during the time and to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease, and not occupied by Tenant as a direct result thereof.

     11.2  Miramar's Option to Repair.  Notwithstanding the terms of Section
11.1 of this Lease Miramar may elect not to rebuild and/or restore the Premises, Building and/or Property or any portion thereof; and instead terminate this Lease by notifying Tenant in writing of such termination within sixty (60) days after the date of damage, such notice to include a termination date giving Tenant ninety (90) days to vacate the Premises, but Miramar may so elect only if the Building or Property shall be damaged by fire or other casualty or cause, whether or not the Premises are affected, and one or more of the following conditions is present: (i) repairs cannot reasonably be completed within one hundred twenty (120) days after the date of damage (when such repairs are made without the payment of overtime or other premiums); (ii) the holder of any mortgage on the Building or Property or any portion thereof or ground lessor with respect to the Building or Property or any portion thereof shall require that the insurance proceeds or any portion thereof be used to retire the mortgage debt. or shall terminate the ground lease, as the case may be; or (iii) the damage is not fully covered, except for deductible amounts, by Miramar's insurance policies.

     11.3 Waiver of Statutory Provisions. The provisions of this Lease, including this Article 11, constitute an express agreement between Miramar and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or the Property, and any statute or regulation of the State of California, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of any express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this

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Lease or any damage or destruction to all or any part of the Premises, the
Building or the Property or any portion thereof.

     11. Damage Near End of Term. In the event that the Premises, the Building, or the Property or any portion thereof is destroyed or damaged to any substantial extent during the last eighteen (18) months of the Lease Term, then notwithstanding anything contained in this Article 11, Miramar shall have the option to terminate this Lease by giving written notice to Tenant of the exercise of such option within twenty (20) days after such damage or destruction, in which event this Lease shall cease and terminate as of the date of such notice, Tenant shall pay the Base Rent and Additional Rent, properly apportioned up to such date of damage, and both parties hereto shall thereafter be freed and discharged of all further obligations hereunder, except as provided for in provisions of this Lease which by their terms survive the expiration or earlier termination of the Lease Term.

                                  ARTICLE 12

                                   NONWAIVER

     No waiver of any provision of this Lease shall be implied by any failure of Miramar to enforce any remedy on account of the violation of such provision, even if such violation shall continue or be repeated subsequently, and any waiver by Miramar of any provision of this Lease may only be in writing. Additionally, no express waiver shall affect any provision other than the one specified in such waiver and then only for the time and in the manner specifically stated. No receipt of monies by Miramar from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant's right of possession hereunder, or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit, or after final judgment for possession of the Premises, Miramar may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment.

                                  ARTICLE 13

                                 CONDEMNATION

     If the whole or any part of the Premises, Building or Property or any portion thereof shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if Miramar shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Miramar shall have the option to terminate this Lease upon sixty (60) days' notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking, condemnation, reconfiguration, vacation, deed or

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other instrument. If more than twenty-five percent (25%) of the rentable square feet of the Premises is taken, or if access to the Premises is substantially Impaired Tenant shall have the option to terminate this Lease upon ninety (90) days' notice, provided such notice is given no later than one hundred eighty
(180) days after the date of such taking, Miramar shall be entitled to the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant's personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, and for moving expenses, so long as such claims do not diminish the award available to Miramar with respect to the Building or Property or its mortgagee, and such claim is payable separately to Tenant. All Rent shall be apportioned as of the date of such termination, or the date of such taking. whichever shall first occur. If any part of the Premises shall be taken, and this Lease shall not be so terminated the Rent shall be proportionately and equitably abated, Tenant hereby waives any and all rights it might otherwise have pursuant to
Section 1265.130 of the California Code of Civil Procedure.

                                  ARTICLE 14

                           ASSIGNMENT AND SUBLETTING

     14.1 Transfers. Tenant shall not, without the prior written consent of Miramar, assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, permit any assignment or other transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or permit the use of the Premises by any persons other than Tenant and its employees (all of the foregoing are sometimes referred to in this Lease collectively as "Transfers" and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "Transferee"). If Tenant desires Miramar's consent to any Transfer, Tenant shall notify Miramar in writing, which notice (the "Transfer Notice") shall include (i) the proposed effective date of the Transfer, which shall not be less than forty-five (45) days nor more than one hundred eighty (180) days after the date of delivery of the Transfer Notice,
(ii) a description of the portion of the Premises to be transferred (the "Subject Space"), (iii) all of the material terms of the proposed Transfer and the consideration therefor (including calculation of the "Transfer Premium", as that term is defined to section 14.3 below, in connection with such Transfer), the name and address of the proposed Transferee, and a copy of all existing executed and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer, and (iv) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, and any other information reasonably required by Miramar to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee's business and proposed use of the Subject Space, and such other Information as Miramar may reasonably require. Any Transfer made without Miramar's prior

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written consent shall, at Miramar's option, be null, void and of no effect, and shall, at Miramar's option, constitute a default by Tenant under Section 19.1.7 of, this Lease. Whether or not Miramar consents to any proposed Transfer, Tenant shall pay Miramar's review and processing fees, as well as any reasonable legal fees incurred by Miramar, within thirty (30) days after written request by Miramar; provided, however, that the aggregate cost of all fees for a Transfer in the ordinary course of business, including reasonable third party legal fees shall not exceed one thousand and No/100 Dollars ($1,000.00).

     14.2 Miramar's Consent. Miramar shall not unreasonably withhold or delay its consent to any proposed transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice. Without limitation as to other reasonable grounds for withholding consent, the parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Miramar to withhold consent to any proposed Transfer where one or more of the following apply:

           14.2.1 The Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Building or the Property, or would be a significantly less prestigious occupant of the Building than Tenant:

           14.2.2 The Transferee is either a governmental agency or instrumentality thereof;

           14.2.3 The Transfer occurs during the period from the Lease Commencement Date until the date at least ninety-five percent (95%) of the rentable square feet of the Building and Property is leased, and the rent charged by Tenant to such Transferee during the term of such Transfer (the "Transferee's Rent") calculated using a present value analysis, is less than ninety-five percent (95%) of the rent being quoted by Miramar, at the time of such Transfer.

           14.2.4 The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities involved under the Lease on the date consent is requested;

           14.2.5 The proposed Transfer would cause a violation of another lease for space on the Property, or would give an occupant of the Property a right to cancel its lease;

           14.2.6 The terms of the proposed Transfer will allow the Transferee to exercise a right of renewal, right of expansion, right of first offer, or other similar right held by Tenant (or will allow the Transferee to occupy space leased by Tenant pursuant to any such right); or

           14.2.7 Either the proposed Transferee. or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee, (i) occupies space in the Property at the time of the request for consent, (ii) is negotiating with

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Miramar to lease space in the Property at such time, or (iii) has negotiated with Miramar during the twelve (12)-month period immediately preceding the Transfer Notice. It Miramar consents to any Transfer pursuant to the terms of this Section 14.2 (and does not exercise any recapture rights Miramar may have under Section 14.4 of this Lease), Tenant may within six (6) months after Miramar's consent, but not later than the expiration of said six-month period, enter into such Transfer of the Premises of portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Miramar pursuant to Section 14.1 of this Lease, provided that if there are any material changes in the terms and conditions from those specified in the Transfer Notice (1) such that Miramar would initially have been entitled to refuse its consent to such Transfer under this Section 14.2, or (ii) which would cause the proposed Transfer to be more favorable to the Transferee than the terms set forth in Tenant's original Transfer Notice, Tenant shall again submit the Transfer to Miramar for its approval and other action under this
Article 14 (including Miramar's right of recapture, if any, under Section 14.4 of this Lease).

     14.3 Transfer Premium. If Miramar consents to a Transfer, as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Miramar fifty percent of any "Transfer Premium," as that term is defined in this
Section 14.3. received by Tenant from such Transferee. "Transfer Premium" shall mean all rent, additional rent or other consideration payable by such Transferee in excess of the Rent and Additional Rent payable by Tenant under this Lease on a per rentable square foot basis if less than all of the Premises is transferred. "Transfer Premium" shall also include, but not be limited to, key money and bonus money paid by Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer. Notwithstanding anything to the contrary in this Section 14.3, Tenant shall have no obligation to pay any Transfer Premium to Miramar in connection with a sale of substantially all of Tenant's assets to a Transferee. In the calculations of Rent (as it relates to the Transfer Premium calculated under this Section 14.3), and the Transferee's Rent and Quoted Rent under Section 14.2 of this Lease, the Rent paid during each annual period for the Subject Space by tenant, and the Transferee's Rent and the Quoted Rent, shall be computed after adjusting such rent to the actual effective rent to be paid, taking into consideration any and all leasehold concessions granted in connection therewith, including, but not limited to, any rent credit and tenant improvement allowance. For purposes of calculating any such effective rent all such concessions shall be amortized on a straight-line basis over the relevant term.

     14.4 Miramar's Option as to Subject Space. Notwithstanding anything to the contrary contained in this Article 14, in the event Tenant contemplates a Transfer of substantially all of the Premises (or in the event of any other transfer or Transfers entered into by Tenant as a subterfuge in order to avoid the terms of this Section 14.4), Tenant shall give Miramar notice (the "Intention to Transfer Notice") of such contemplated Transfer (whether or

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not the (the "Contemplated Transfer Space") the contemplated date of commencement of the Contemplated Transfer (the "Contemplated Effective Date"), and the contemplated length of the term of such contemplated Transfer, and shall specify that such intention to Transfer Notice is delivered to Miramar pursuant to this Section 14.4 in order to allow Miramar to elect to recapture the Contemplated Transfer Space for the term set forth in the intention to Transfer Notice. Thereafter, Miramar shall have the option, by giving written notice to Tenant within sixty (60) days after receipt of any Intention to Transfer Notice, to recapture the Contemplated Transfer Space. Such recapture shall cancel and terminate this Lease with respect to such Contemplated Transfer Space as of the Contemplated Effective Date until the last day of the term of the contemplated Transfer as set forth in the Intention to Transfer Notice. In the event of a recapture by Miramar, if this Lease shall be canceled with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, and this lease as so amended shall continue thereafter in full force and effect. and upon request of either party, the parties shall execute written confirmation of the same. If Miramar declines, or fails to elect in a timely manner. to recapture such Contemplated Transfer Space under this Section 1.4.4, then, subject to the other terms of this Article 14, for a period of six (6) months (the "Six Month Period") commencing on the last day of such sixty (60) day period, Miramar shall not have any right to recapture the Contemplated Transfer Space with respect to any Transfer made during the Six Month Period, provided that any such Transfer is substantially on the terms set forth in the Intention to Transfer Notice; provided however, that any such Transfer shall be subject to the remaining terms of this Article 14. If such a Transfer is not so consummated within the Six Month Period (or if a Transfer is so consummated, then upon the expiration of the term of any Transfer of such Contemplated Transfer Space consummated within such Six Month Period), Tenant shall again be required to submit a new Intention to Transfer Notice to Miramar with respect any contemplated Transfer, as provided above in this Section 14.4.

     14.5 Effect of Transfer. If Miramar consents to a Transfer, (i) the terms and conditions of this Lease shall in no way be deemed to have been waived or modified except that the term Tenant as it is used in this Lease shall be deemed to refer, also, to the Transferee, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Miramar, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Miramar, (iv) Tenant shall furnish upon Miramar's request a complete statement, certified by an independent certified public accountant, or Tenant's chief financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer, (v) except as otherwise agreed in writing between Miramar and a Transferee at the time of Transfer, a Transferee shall have all of the rights and obligations of or attributed to Tenant under this Lease, and (vi) must surrender the premises at the same time as the Tenant, upon the expiration of Tenant's Lease Term, or upon any earlier termination of this Lease for

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any reason and regardless the expiration of the Lease Term between the
Transferee and the Tenant, (vii) no Transfer relating to this Lease or agreement entered into. with respect thereto. whether with or without Miramar's consent, shall relieve Tenant or any guarantor of the Lease from liability under this Lease.

     14.6 Additional Transfers. For purposes of this Lease, the term "Transfer" shall also include (i) if Tenant is a partnership, the withdrawal or change, voluntary, involuntary or by operation of law, of twenty-five percent (25%) or more of the partners, or transfer of twenty-five percent (25%) or more of partnership interests, within a twelve (12)-month period, or the dissolution of the partnership without immediate reconstitution thereof, and (ii) if Tenant is a closely held corporation (i.e., whose stock is not publicly held and not traded through an exchange or over the counter), (A) the dissolution, merger, consolidation or other reorganization of Tenant or, (B) the sale or other transfer of more than an aggregate of forty-nine percent (49%) of the voting shares of Tenant (other than to immediate family members by reason of gift or death) in one or a series of transactions, or (C) the sale, mortgage, hypothecation or pledge of more than an aggregate of forty-nine percent (49%) of the value of the unencumbered assets of Tenant in one or a series of transactions.

                                  ARTICLE 15

               SURRENDER OF PREMISES, REMOVAL OF TRADE FIXTURES

     15.1 Surrender of Premises. No act or thing done by Miramar or any agent or employee of Miramar during the Lease Term shall be deemed to constitute an acceptance by Miramar of a surrender of the Premises unless such intent is specifically acknowledged in a writing signed by Miramar. The delivery of keys to the Premises to Miramar or any agent or employee of Miramar shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Miramar, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this lease shall have been properly terminated. Tenant shall surrender the Premises to Miramar upon the expiration or earlier termination of this Lease free of any Hazardous Materials that Tenant is required to remediate.

     15.2 Removal of Tenant Property by Tenant Upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender possession of the Premises to Miramar in as good order and condition as when Tenant took possession and as thereafter improved by Miramar and/or Tenant, reasonable wear and tear and repairs which are specifically made the responsibility of Miramar hereunder excepted. Upon such expiration or termination, Tenant shall, without expense to Miramar, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment, free-standing cabinet work, and other articles, of personal

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property owned by Tenant, or Miramar may, in its sole discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Premises, the Building and the Property resulting from such removal.

                                  ARTICLE 16

                                 HOLDING OVER

     If Tenant holds over after the expiration of the Lease Term hereof, with or without the express or implied consent of Miramar, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case for the first three (3) months after the expiration of the Lease Term the Base Rent shall be payable at a monthly rate equal to one hundred fifty percent (150%) of the Base Rent applicable during the last rental period of the Lease Term under this Lease and for any period thereafter, such holdover Base Rent shall be payable at a monthly rate equal to two hundred percent (200%) of the Base Rent applicable during the last rental period of the Lease Term under this Lease. Such month-to-month tenancy shall be subject to every other applicable term, covenant and agreement contained herein. Nothing contained in this Article 16 shall be construed as consent by Miramar to any holding over by Tenant, and Miramar expressly reserves the right to require Tenant to surrender possession of the Premises to Miramar as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Article 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Miramar provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Miramar accruing therefrom, Tenant shall protect, defend, indemnify and hold Miramar harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender (including such tenant's lost profits) and any lost profits to Miramar resulting therefrom.

                                  ARTICLE 17

                             ESTOPPEL CERTIFICATES

     Within ten (10) days following a request in writing by Miramar, Tenant shall execute and deliver to Miramar an estoppel certificate. which, as submitted by Miramar, shall be substantially in the form of Exhibit D, attached hereto (or such other form as may be required by any prospective mortgagee or purchaser of the Property, or any portion thereof), indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information reasonably requested by Miramar or Miramar's mortgagee or prospective mortgagee. Tenant shall execute and deliver whatever other instruments may be reasonably required for such purposes. Failure of Tenant to timely execute and deliver such estoppel

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certificate or other instruments shall constitute an acceptance of the Premises and an acknowledgment by Tenant that statements included in the estoppel certificate are true and correct, without exception.

                                  ARTICLE 18

                                 SUBORDINATION

     This Lease shall be subject and subordinate to all present and future ground or underlying leases of the Building, the Miramar Buildings or Property and to the lien of any first mortgage or trust deed. now or hereafter in force against the Building, the Miramar Buildings or Property, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages or trust deeds, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior thereto. Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage or deed in lieu thereof, to attorn, without any deductions or set-offs whatsoever, to the purchaser or any successors thereto upon any such foreclosure sale or deed in lieu thereof if so requested to do so by such purchaser. and to recognize such purchaser as the lessor under this Lease. Tenant shall, within five (5) business days of request by Miramar, execute such further instruments or assurances as Miramar may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases. In consideration of, and as a condition precedent to Tenant's agreement to permit its interest pursuant to this Lease to be subordinated to any particular future ground or underlying lease of the Building, the Miramar Buildings or the Property or to the lien of any first mortgage or trust deed, hereafter enforced against the Building, the Miramar Buildings or the Property and to any renewals, extensions, modifications, consolidations and replacements thereof, Miramar shall deliver to Tenant a commercially reasonable non-disturbance agreement executed by the landlord under such ground tease or underlying lease or the holder of such mortgage or trust deed.

                                  ARTICLE 19

                              DEFAULTS; REMEDIES

     19.1 Defaults. The occurrence of any of the following shall constitute an Event of Default ("Event of Default") of this Lease by Tenant:

           19.1.1 Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof; or

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           19.1.2  Any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for twenty (20) days after written notice thereof from Miramar to Tenant; or

           19.1.3  Abandonment or vacation of the Premises by Tenant; or

           19.1.4 To the extent permitted by law, a general assignment by Tenant or any guarantor of the Lease for the benefit of creditors, or the filing by or against Tenant or any guarantor of any proceeding under an insolvency or bankruptcy law, unless in the case of a proceeding filed against Tenant or any guarantor the same is dismissed within sixty (60) days, or the appointment of a trustee or receiver to take possession of all or substantially all of the assets of Tenant or any guarantor, unless possession is restored to Tenant or such guarantor within thirty (30) days, or any execution or other judicially authorized seizure of all or substantially all of Tenant's assets located upon the Premises or of Tenant's interest in this Lease, unless such seizure is discharged within thirty (30) days; or

          19.1.5 The hypothecation or assignment of this Lease or subletting of the Premises, or attempts at such actions, in violation of Article 14 hereof.

     19.2 Remedies Upon Default. Upon the occurrence of any Event of Default by Tenant as set forth in Section 19.1 of this Lease, and provided Tenant has not cured such default within the applicable grace period set forth in Section 19.1, above, Miramar shall have, in addition to any other remedies available to Miramar at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

          19.2.1 Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Miramar, and if Tenant fails to do so, Miramar may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Miramar may recover from Tenant the following:

                  (i) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

                  (ii) The worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award; plus

                  (iii) The worth at the time of award of the unpaid rent for the balance of


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          the Lease Term; plus

                  (iv) Any other amount necessary to compensate Miramar for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; and

                  (v) At Miramar's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

The term "rent" as used in this Section 19.2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Miramar or to others. As used in Paragraphs 19.2.1(1) and (ii), above, the "worth at the time of award" shall be computed by allowing interest at the rate set forth in Article 25 of this Lease, but in no case greater than the maximum amount of such interest permitted by law. As used in Paragraph 1 9.2.1(iii) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (19%).

          19.2.2 Miramar shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign. subject only to reasonable limitations). Accordingly, if Miramar does not elect to terminate this Lease on account of any default by Tenant. Miramar may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all Rent as it becomes due.

     19.3 Sublessees of Tenant. Whether or not Miramar elects to terminate this Lease on account of any default by Tenant as set forth in this Article 19, Miramar shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Miramar's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. In the event of Miramar's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements Tenant shall as of the date of notice by Miramar of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

     19.4 Miramar Default. If the Premises are untenantable and unusable by Tenant and such condition relates the nonfunctioning of the heating, ventilation and air-conditioning system in the Premises, the electricity in the Premises, the substantial nonfunctioning of the elevator service to the Premises, or a total failure to provide access to the Premises, Tenant shall give Miramar notice (the "Initial Notice"), specifying such failure to perform by Miramar (the

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"Miramar Default"). If Miramar has not cured such Miramar Default within five
(5) business days after the receipt of the Initial Notice, Tenant may deliver an additional notice to Miramar (the "Additional Notice"), specifying such Miramar Default and Tenant's intention to abate the payment of rent under this Lease. If Miramar does not cure such Miramar Default within five (5) business days of receipt of the Additional Notice (the "Abatement Date"), Tenant may, upon written notice to Miramar, immediately abate Base tent payable under this Lease for the Premises rendered untenantable, for the period beginning on the Abatement Date and the nonuse of the Premises by Tenant to the earlier of the date Miramar cures such Miramar Default or the date Tenant recommences the use of the Premises. Such right to abate Base Rent shall be Tenant's sole and exclusive remedy at law or in equity for a Miramar Default. In no event shall Tenant have the right to terminate this Lease as a result of a landlord default. Except as provided in this Section 19.4, nothing contained herein shall be interpreted to mean that Tenant is excused from paying Rent due hereunder.

                                  ARTICLE 20

                                ATTORNEYS' FEES

     If either party commences litigation against the other for the specific performance of this Lease, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, in the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs, including expert witness fees and reasonable attorneys' fees, as may have been incurred.

                                  ARTICLE 21

                               SECURITY DEPOSIT

     Concurrent with Tenant's execution of this Lease Tenant shall deposit with Miramar a security deposit (the "Security Deposit") in the amount set forth in
Section 8 of the Summary. The Security Deposit shall be held by Miramar as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the Lease Term. If Tenant defaults with respect to any provisions of this Lease, including but not limited to, the provisions relating to the payment of Rent, Miramar may, but shall not be required to, use, apply or retain all or any part of the Security Deposit for the payment of any Rent or any other sum in default, or for the payment of any amount that Miramar may spend or become obligated to spend by reason of Tenant's default, or to compensate Miramar for any other loss or damage that Miramar may suffer by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Miramar in an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so

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shall be a default under this Lease. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit, or any balance thereof, shall be returned to Tenant, or, at Miramar's option, to the last assignee of Tenant's interest hereunder, within sixty (60) days following the expiration of the Lease Term. Tenant shall not be entitled to any interest on the Security Deposit.

                                  ARTICLE 22

                        SUBSTITUTION OF OTHER PREMISES

     Miramar shall have the privilege of moving Tenant to other space in the Stuart Ranch Buildings comparable to he Premises, and all terms hereof shall apply to the new space with equal force. In such event, Miramar shall give tenant prior notice, shall provide Tenant, at Miramar's sole cost and expense, with tenant improvements at least equal in quality to those in the Premises and shall move Tenant's effects to the new space at Miramar's sole cost and expense at such time and in such manner as to inconvenience Tenant as little as practicable and Miramar shall bear the sole cost of replacing Tenant's stationery rendered obsolete by such move. Simultaneously with such relocation of the Premises, the parties shall immediately execute an amendment to this Lease stating the relocation of the Premises.

                                  ARTICLE 23

                                     SIGNS

     Tenant's identifying signage shall be provided by Miramar, at Tenant's cost, and such signage shall be comparable to that used by Miramar for other similar floors in the Buildings and shall comply with Miramar's Building standard signage program. Any signs, notices, logos, pictures, names or advertisements which are installed and that ave not been separately approved by Miramar may be removed without notice by Miramar at the sole expense of Tenant. Tenant may not install any signs on the exterior or roof of the Property or the Common Areas. Any signs, window coverings, or blinds (even if the same are located behind the Miramar-approved window coverings for the building), or other items visible from the exterior of the Premises or Buildings, shall be subject to the prior approval of Miramar, in its sole discretion.

                                  ARTICLE 24

                              COMPLIANCE WITH LAW

     24.1 Tenant's Covenants. Tenant shall not do anything or suffer anything to be done in or about the Premises which will in any way conflict with any applicable law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may

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hereafter be enacted or promulgated. At its sole cost and expense, Tenant shall promptly comply with all such governmental measures, other than the making of structural changes or changes to the Buildings' life safety systems. Should any standard or regulation now or hereafter be imposed on Miramar or Tenant in connection with Tenant's use of the Premises by a state, federal or local governmental body charged with the establishment, regulation and enforcement of occupational, health or safety standards for employers, employees, landlords or tenants, then Tenant agrees, at its sole cost and expense, to comply promptly with such standards or regulations which are applicable to Tenant's use as a lessee of the Premises. The judgment of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Miramar is a party thereto, that Tenant has violated any of said governmental measures, shall be conclusive of that fact as between Miramar and Tenant. Without limiting the generality of the foregoing, Tenant shall (i) comply with all applicable Environmental Requirements (as that term is defined in Section 29.23 of the Lease) relating to the Property and the Premises, the use of the Premises, and the business operations of Tenant and not engage in or permit others to engage in any activity in violation of any applicable Environmental Requirements; (ii) deliver to Miramar as soon as practical, but in no event later than within fifteen (15) days following the occurrence of any such event, written notice of the discovery by the Tenant of any event, the occurrence of which would cause a breach of the covenants set forth in this Article 24 or which requires reporting or notification to a governmental agency; (iii) promptly comply with any Environmental Requirements requiring the remediation, abatement, removal, treatment or disposal of Hazardous Material; cause any party who enters upon the Premises to comply with this Article 24; and (iv) not cause or suffer any liens to be recorded against or imposed against the Premises as a result of an Environmental Requirement. Notwithstanding any provisions to the contrary in this Article 24. Tenant shall have no liability to Miramar under this Article 24 for the removal or remediation of any Hazardous Material from the Premises to the extent that Tenant, its employees, agents, or contractors or invitees did not introduce the Hazardous Material to the Premises; provided, however, Tenant shall be liable to Miramar for any costs, damages, fines, penalties, or other obligations arising from any disturbance of Hazardous Material at the Premises, other than a disturbance caused by Miramar, whether or not the Tenant introduced the Hazardous Material to the Premises.

     24.2 Duty to Inform Miramar. If Tenant knows, or has reasonable cause to believe, that a Hazardous Material, or a condition involving or resulting from same; has come to be located in, on, under or about the Premises, other than as previously consented to in writing by Miramar, Tenant shall immediately give written notice of such fact to Miramar. Tenant also shall immediately give Miramar a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of, or exposure to, any Hazardous Material or contamination in, on, or about the Property or the Premises, including but not limited to all such documents as may be involved in any uses involving the Premises.

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     24.3  Special Indemnification.  Tenant shall indemnify, protect, defend and hold Miramar, its agents, employees, lenders and ground lessor, if any, and the Property and the Premises, harmless from and against any and all loss of rents and/or damages, liabilities. Judgments, costs, claims, liens, expenses, penalties, permits and attorney's and consultant's fees arising out of or involving any Hazardous Material or storage tank brought onto the Property or the Premises by or for Tenant or under Tenant's control. Tenant's obligations shall include, but not be limited to, the effects of any contamination or Injury to person, property or the environment created or suffered by Tenant, and the cost of investigation (including consultant's and attorney's fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Miramar and Tenant shall release Tenant from its obligations under this Lease with respect to Hazardous Material or storage tanks, unless specifically so agreed by Miramar in writing at the time of such agreement.

                                  ARTICLE 25

                                 LATE CHARGES

     If any installment of Rent or any other sum due from Tenant shall not be received by Miramar or Miramar's designee within five (5) business days after said amount is due, then Tenant shall pay to Miramar a late charge equal to five percent (5%) of the overdue amount. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Miramar's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Miramar's remedies in any manner. In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid within five (5) business days after the date they are due shall bear interest from the date when due until paid at a rate per annum equal to the lesser of (i) twelve percent (12%) per annum or (ii) the highest rate permitted by applicable law.

                                  ARTICLE 26

             MIRAMAR'S RIGHT TO CURE DEFAULT; PAYMENT'S BY TENANT

     26.1 Miramar's Cure. All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of Rent. If Tenant shall fail to perform any of its obligations under this Lease, within a reasonable time after such performance is required by the terms of this Lease, Miramar may, but shall not be obligated to, after reasonable prior notice to Tenant (except in the case of an emergency), make any such payment or perform any such act on Tenant's part without waiving its rights based upon any default of Tenant and without releasing Tenant from any obligations hereunder.


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     26.2  Tenant's Reimbursement.  Except as may be specifically provided to the contrary in this Lease, Tenant shall pay to Miramar, within fifteen (15) days after delivery by Miramar to Tenant of statements therefor: (i) sums equal to expenditures reasonably made and obligations incurred by Miramar in connection with the remedying by Miramar of Tenant's defaults pursuant to the provisions of Section 26.1; (ii) sums equal to all losses, costs, liabilities, damages and expenses referred to in Article 10 of this Lease; and (iii) sums equal to all expenditures made and obligations incurred by Miramar in collecting or attempting to collect the Rent or in enforcing or attempting to enforce any rights of Miramar under this Lease or pursuant to law, including, without limitation. all reasonable third party attorneys' fees and other amounts so expended. Tenant's obligations under this Section 26.2 shall survive the expiration or sooner termination of the Lease Term.

                                  ARTICLE 27

                               ENTRY BY MIRAMAR

          Miramar reserves the right at all reasonable times and upon reasonable notice (24 hours conclusively deemed to be reasonable) to Tenant (except in the case of an emergency) to enter the Premises to (i) inspect them; (ii) show the premises to prospective purchasers, mortgagees or tenants, or to the ground or underlying lessors; (iii) post notices of nonresponsibility; or (iv) alter, Improve or repair the Premises or the Building in which the Premises are located if necessary to comply with current building codes or other applicable laws, or for structural alterations, repairs or improvements to the Building in which the Premises are located. Notwithstanding anything to the contrary contained in this Article 27. Miramar may enter the Premises at any time after 24 hours' notice to (A) perform services required of Miramar, (B) take possession due to any event of default as defined in Section 19.1 of this Lease in the manner provided herein; and (C) perform any covenants of Tenant which Tenant fails to perform. Miramar may make any such entries without the abatement of Rent and may take such reasonable steps as required to accomplish the stated purposes.
Tenant hereby waives any claims for damages or for any injuries or inconvenience to or Interference with Tenant's business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby; provided, however, that Miramar shall be responsible for any physical damage to Tenant's personal property or the Premises caused by Miramar's negligence or wilful misconduct. For each of the above purposes, Miramar shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant's vaults, safes and special security areas which are designated in advance by Tenant. In an emergency, Miramar shall have the right to use any means that Miramar may deem proper to open the doors in and to the Premises.
Any entry into the Premises by Miramar in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detailed of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises.


                                                           Initial Here:
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                                  ARTICLE 28

                                    PARKING

          Tenant is hereby allocated by Miramar, commencing on the Lease Commencement Date, the amount of unreserved parking spaces set forth in Section 9 of the Summary, on a monthly basis throughout the Lease Term. Tenant's continued right to use the parking spaces is conditioned upon Tenant abiding by all terms of this Lease, rules and regulations which are prescribed from time to time for the orderly operation and use of the Property parking facility and upon Tenant's cooperation in seeing that Tenant's employees and visitors also comply with such rules and regulations. Miramar specifically reserves the right to change the size, configuration, design, layout and all other aspects of the Property parking facility at any time and Tenant acknowledges and agrees that Miramar may, without incurring any liability to Tenant and without any abatement of Rent under this Lease, from time to time, close-off or restrict access to the Property parking facility for purposes of permitting, or facilitating any such construction, alteration or improvements. Miramar may delegate its responsibilities hereunder to a parking operator in which case such parking operator shall have all the rights of control attributed hereby to the Miramar. The parking spaces allocated to Tenant pursuant to this Article 28 are provided to Tenant solely for use by Tenant's own personnel, or permitted subtenants and such rights may not be transferred, assigned, subleased or otherwise alienated by Tenant without Miramar's prior written approval.


                                  ARTICLE 29

                           MISCELLANEOUS PROVISIONS

     29.1 Binding Effect. Subject to all other provisions of this Lease, each of the provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Miramar and of Tenant, but also of their respective successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease.

     29.2 Modification of Lease. Should any current or prospective mortgagee or ground lessor for the Building or Property or any portion thereof require a modification or modifications of this Lease, which modification or modifications will not cause an increased cost or expense to Tenant or in any other way adversely change the rights and obligations of Tenant hereunder, then and in such event. Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are reasonably required therefor and to deliver the same to Miramar within ten (10) days following a request therefor. Should Miramar or any such prospective mortgagee or ground lessor require execution of a short form of Lease for recording, containing. among


                                                           Initial Here:
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other customary provisions, the names of the parties. a description of the
Premises and the Lease Term, Tenant agrees to execute and deliver such short form of Lease to Miramar within ten (10) days following the request therefor.

     29.3 Transfer of Miramar's Interest. Tenant acknowledges that Miramar has the right to transfer all or any portion of its interest in the Property or Building and in this Lease. and Tenant agrees that in the event of any such transfer. Miramar shall automatically be released from all liability under this Lease and Tenant agrees to look solely to such transferee for the performance of Miramar's obligations hereunder after the date of transfer. Tenant further acknowledges that Miramar may assign its interest in this Lease to the holder of any mortgage or deed of trust as additional security, but agrees that an assignment shall not release Miramar from its obligations hereunder and Tenant shall continue to look to Miramar for the performance of its obligations hereunder.

     29.4 Prohibition Against Recording. Except as provided in Section 29.3 of this Lease, neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through. under or on behalf of Tenant. and the recording thereof in violation of this provision shall make this Lease null and void at Miramar's election.

     29.5 Captions. The captions of Articles and Sections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections.

     29.6 Time of Essence. Time is of the essence of this Lease and each of its provisions.

     29.7 Partial Invalidity. If any term, provision or condition contained in this Lease shall, to any extent be invalid or unenforceable the remainder of this Lease or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

     29.8 No Warranty. In executing and delivering this Lease, Tenant has not relied on any representations, including but not limited to, any representation as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Miramar is furnishing the same services to other tenants, at all, on the same level or on the same basis, or any warranty or any statement of Miramar which is not set forth herein or in one or more of the exhibits attached hereto.

     29.9  Omitted.


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     29.10  Entire Agreement.   It is understood and acknowledged that there are
no oral agreements between the parties hereto affecting this Lease, attached thereto, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures agreements and understandings, if any, between the parties hereto or displayed by Miramar to Tenant with respect to the subject matter thereof and none thereof shall be used to interpret or construe his Lease. This Lease and any side letter or separate agreement executed by Miramar and Tenant in connection with his Lease and dated of even date herewith, contain all of the terms, covenants, conditions. warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Premises and shall be considered to be the only agreements between the parties hereto and their representatives and agents. None of the terms, covenants conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto.

     29.11 Flight to Lease. Miramar reserves the absolute right to effect such other tenancies in the Property as Miramar in the exercise of its sole business judgment shall determine to best promote the interests of the Building or property. Tenant does not rely on the fact, nor does Miramar represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building or Property.

     29.12 Force Majeure. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease (collectively, the "Force Majeure"), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay on such party's performance caused by a Force Majeure.

     29.13 Notices. All notices, demands, statements. designations, approvals or other communications (collectively, "Notices") given or required to be given by either party to the other hereunder shall be in writing, shall be sent by United States certified or registered mail, postage prepaid, return receipt requested, or delivered personally (i) to Tenant at the appropriate address set forth in Section 11 of the Summary, or to such other place as Tenant may from time to time designate in a Notice to Miramar or (ii) to Miramar at the following addresses or to such other firm or to such other place as Miramar may from time to time designate in a Notice to Tenant:

          MIRAMAR INVESTMENT CO.
          23815 Stuart Ranch Road
          Malibu, California 90265
          Att.: Timothy S. Novoselski


                                                           Initial Here:
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          With a copy to:

          Rutter, Hobbs & Davidoff
          1900 Avenue of the Stars
          Suite 2700
          Los Angeles, California 90067
          Att.: Frank D. Hobbs, Esq.

Any Notice will be deemed given on the date it is mailed as provided in this
Section 29.13 or upon the date personal delivery is made. If Tenant is notified of the identity and address of the holder of any deed of trust or ground or underlying lessor. Tenant shall give to such mortgagee or ground or underlying lessor written notice of any default by Miramar under the terms of this Lease by registered or certified mail. and such mortgagee or ground or underlying lessor shall be given a reasonable opportunity to cure such default prior to Tenant's exercising any remedy available to Tenant.

     29.14 Joint and Several. If there is more than one tenant the obligations imposed upon tenants under this Lease shall be joint and several.

     29.15 Authority. If Tenant is a corporation or partnership, each individual executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so.

     29.16 Governing Law. This Lease shall be construed and enforced in accordance with the laws of the State of California, without regard to choice of law provisions.

     29.17 Submission of Lease. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Miramar and Tenant.

     29.18 Brokers. Miramar and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 10 of the Summary (the "Brokers"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses. liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent, other than the Brokers.


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occurring by, through, or under the indemnifying party.

     29.19 Independent Covenants. This Lease shall be construed as though the covenants herein between Miramar and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Miramar fails to perform its obligations set forth herein, Tenant shall not be entitled to hake any repairs or perform any acts hereunder at Miramar's expense or to any setoff of the Rent or other amounts owing hereunder against Miramar; provided, however, that the foregoing shall in no way impair the right of Tenant to commence a separate action against Miramar for any violation by Miramar of the provisions hereof so long as notice is first given to Miramar and any holder of a mortgage or deed of trust covering the Building or Property or any portion hereof, whose address has theretofore been given to Tenant, and an opportunity is granted to Miramar and such solder to correct such violations as provided above.

     29.20 Property or Building Name and Signage. Miramar shall have the right at any time to change the name of the Property or Building and to install, affix and maintain any and all signs on the exterior and on the interior of the Property or Building as Miramar may, in Miramar's sole discretion, desire. Tenant shall not use the name of the Property or Building or use pictures or illustrations of the Property or Building in advertising or other publicity, without the prior written consent of Miramar.

     29.21 Transportation Management. Tenant shall fully comply with all present or future programs intended to manage parking, transportation or traffic in and around the Property or Building, and in connection therewith. Tenant shall take responsible action for the transportation planning and management of all employees located at the Premises by working directly with Miramar, any governmental transportation management organization or any other transportation-related committees or entities. Such programs may include, without limitation:
(i) restrictions on the number of peak-hour vehicle trips generated by Tenant;
(ii) increased vehicle occupancy; (iii) implementation of an in-house ridesharing program and an employee transportation coordinator: (iv) working with employees and any Property, Building or area-wide ridesharing program manager; (v) instituting employer-sponsored incentives (financial or in-kind) to encourage employees to rideshare; and (vi) utilizing flexible work shifts for employees.

     29.22 No Discrimination. Tenant covenants by and for itself, its heirs, executors, administrators and assigns, and all persons claiming under or through Tenant, and this Lease is made and accepted upon and subject to the following conditions: that there shall be no discrimination against or segregation of any person or group of persons, on account of race, color, creed, age, sex, religion, marital status, ancestry or national origin in the leasing, subleasing, transferring use or enjoyment of the Premises, nor shall Tenant itself, or any person claiming under or through Tenant, establish or permit such practice or practices of


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discrimination or segregation with reference to the selection, location, number, use or occupancy, of tenants, lessees, sublessees, subtenants or vendees in the Premises.

     29.23 Hazardous Material/Environmental Requirements. As used in this Lease, the term "Hazardous Material" means any hazardous or toxic substance. material or waste which is or becomes regulated by, or is dealt with in, any Environmental Requirements. Tenant acknowledges that Miramar may incur costs (A) for complying with laws, codes, regulations or ordinances relating to Hazardous Material, or (B) otherwise in connection with Hazardous Material including, without limitation, the following: (i) Hazardous Material present in soil or ground water; (iii) Hazardous Material that migrates, flows, percolates, diffuses or in any way moves onto or under the Property; (iii) Hazardous Material present on or under the Property as a result of any discharge, dumping or spilling (whether accidental or otherwise) on the Property by other tenants of the Property or their agents, employees, contractors or invitees, or by others; and (iv) material which becomes Hazardous Material due to a change in laws, codes, regulations or ordinances which relate to hazardous or toxic material, substances or waste. Tenant agrees that the costs incurred by Miramar with respect to or in connection with, the Property for complying with laws, codes, regulations or ordinances relating to Hazardous Material shall be an operating Expense, unless the cost of such compliance, as between Miramar and Tenant, is made the responsibility of Tenant under this Lease; provided, however, that Operating Expenses shall not include any costs associated with Hazardous Materials violations of other tenants of the Property. To the extent any such Operating Expense relating to Hazardous Material is subsequently recovered or reimbursed through insurance, or recovery from responsible third parties, or other action, Tenant shall be entitled to a proportionate share of such Operating Expense to which such recovery or reimbursement relates. As used in this Lease, the term, "Environmental Requirements," means all laws, statutes, rules, regulations, ordinance, guidance documents, judgments, decrees, orders, agreements and other restrictions and requirements (whether now or hereafter in effect) of any governmental authority, including, without limitation, federal, state, and local authorities, relating to the regulation or protection of human health and safety, natural resources, conservation, the environment, or to any Hazardous Material.

     29.24  Development of the Property.

            29.24.1 Subdivision. Tenant acknowledges that the Property has been subdivided. Miramar reserves the right to further subdivide all or a portion of the buildings and Common Areas in the Property. Tenant agrees to execute and deliver, upon demand by Miramar and in the form reasonably requested by Miramar, any additional documents needed to conform this Lease to the circumstances resulting from a subdivision and any all maps in connection therewith. Notwithstanding anything to the contrary set forth in this Lease, the separate ownership of any buildings and/or Common Areas of the Property by an entity other than Miramar shall not affect the calculation of Property Expenses or Tenant's payment of Tenant's

                                                           Initial Here:
                                                           Tenant:
                                                                  --------------
                                                           Landlord:
                                                                    ------------

Share of Property Expenses.

          29.24.2 The Other Improvements. If portions of the Property or property adjacent to the Property (collectively, the "Other Improvements") are owned by an entity other than Miramar. Miramar, at its option, may enter into an agreement with the owner or owners of any of the Other Improvements to provide
(i) for reciprocal rights of access, use and/or enjoyment of the Property and the other Improvements, (ii) for the common management, operation, maintenance, improvement and/or repair of all or any portion of the Property and all or any portion of the Other Improvements, (iii) for the allocation of a portion of the Property Expenses to the Other Improvements and the allocation of a portion of the operating expenses and taxes for the Other Improvements to the Property,
(iv) for the use or improvement of the Other Improvements and/or the Property in connection with the improvement, construction, and/or excavation of the Other improvements and/or the Property, and (v) for any other matter which Miramar deems necessary. Nothing contained herein shall be deemed or construed to limit or otherwise affect Miramar's right to sell all or any portion of the Property or any other of Miramar's rights described in this Lease.

          29.24.3 Construction of Property and Other Improvements. Tenant acknowledges that portions of the Property and/or the Other Improvements may be under construction following Tenant's occupancy of the Premises, and that such construction may result in levels of noise, dust, obstruction of access, etc. which are in excess of that present in a fully constructed Property. Tenant hereby waives any and all rent offsets or claims of constructive eviction which may arise in connection with such construction.

          29.24.4 Tenant's ERISA Representation. Tenant hereby represents and warrants to Miramar that none of the assets of Tenant are "plan assets" as that term is defined in 29 C.F.R. (S) 2509-75-2 or (S) 2510.3-101.

          29.24.5 Miramar Exculpation. It is expressly understood and agreed that notwithstanding anything in this Lease to the contrary, and notwithstanding any applicable law to the contrary, the liability of Miramar hereunder (including any successor landlord hereunder) and any recourse by Tenant against Miramar shall be limited solely and exclusively to the interest of Miramar in and to the Building and Property and any insurance proceeds received by Miramar in connection therewith, and neither Miramar, nor any of its constituent partners or subpartners, if any, shall have any personal liability therefor, and Tenant, on behalf of itself and all persons claiming by, through or under Tenant, hereby expressly waives and releases Miramar and such partners and subpartners from any and all personal liability.

          IN WITNESS WHEREOF, Miramar and Tenant have caused this Lease to be executed the day and date first above written.


                                                           Initial Here:
                                                           Tenant:
                                                                  --------------
                                                           Landlord:
                                                                    ------------

                              "Landlord"

                              MIRAMAR INVESTMENT CO.: a California
                              General Partnership


                              By:      /s/ Betty L. Gartland
                                  --------------------------------
                                    Betty Gartland, Partner


                              "Tenant"

                              WEST STAR ENERGY GROUP LLO-GAS, INC.
                              a Delaware Corporation


                              By:       /s/ John Castellucci
                                  --------------------------------
                                    John Castellucci, CEO

                                                           Initial Here:
                                                           Tenant:
                                                                  --------------
                                                           Landlord:
                                                                    ------------

                                   EXHIBIT B

                           MIRAMAR PROFESSIONAL PARK

                           NOTICE OF LEASE TERM DATES

To:

Re:  Office Lease dated ______________, 199__, between MIRAMAR INVESTMENT CO., a
     California General Partnership, as Landlord (Miramar), and        (Tenant),
     concerning Suite ___ on floor ___ of the office building located at 23805 Stuart Ranch Road, Malibu, California.

Gentlemen:

In accordance with the referenced Office Lease (the "Lease"), we wish to advise you and/or confirm as follows:

     1. The Substantial completion of the premises has occurred,, and the Lease Term has commenced on _______________, 199___, for a term of ______ years ending on ________________, 199__.

     2. Rent commenced to accrue on __________________, 199___, in the amount of ________________________, 199___.

     3. If the Lease Commencement Date is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in the Lease.

     4.   Your rent checks should be made payable to ___________________ at

     5. The exact number of rentable square feet within the Premises is ________ square feet.

     6. Tenants Share as adjusted based upon the exact number of rentable square feet within the Building is _____%.

                                                           Initial Here:
                                                           Tenant:
                                                                  --------------
                                                           Landlord:
                                                                    ------------

                                    "Landlord":

                                    MIRAMAR INVESTMENT CO., a California
                                    General Partnership.



                                    --------------------------------------------
                                    By: Timothy S. Novoselski
                                    Its: President

Agreed to and Accepted as
of ________________________, 199___.

"Tenant":

By:
Its:

                                                           Initial Here:
                                                           Tenant:
                                                                  --------------
                                                           Landlord:
                                                                    ------------

                                   EXHIBIT C

                           MIRAMAR PROFESSIONAL PARK

                             RULES AND REGULATIONS

     Tenant shall faithfully observe and comply with the following Rules and Regulations. Miramar shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Property.

     1. Tenant shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Miramar's prior written consent. Tenant shall bear the cost of any lock changes or repairs required by Tenant. Two keys will be furnished by Miramar for the Premises. and any additional keys required by Tenant must be obtained from Miramar at a reasonable cost to be established by Miramar.

     2. All doors opening to public corridors shall be kept closed at all times except for normal ingress and egress to the Premises.

     3. Miramar reserves the right to close and keep locked all entrance and exit doors of the Building during such hours as are customary for comparable buildings in the greater Los Angeles area. Tenant, its employees and agents must be sure that the doors to the Building are securely closed and locked when leaving the Premises if it is after the normal hours of business for the Building. Any tenant, its employees. agents or any other persons entering or leaving the Building at any time when it is so locked, or any time when it is considered to be after normal business hours for the Building, may be required to sign the building register. Access to the Building may be refused unless the person seeking access has proper identification or has a previously arranged pass for access to the Building. The Miramar and his agents shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion. Miramar reserves the right to prevent access to the Building or the Property during the continuance thereof by any means it deems appropriate for the safety and protection of life and property.

     4. No furniture, freight or equipment of any kind shall be brought into the Building without prior notice to Miramar. All moving activity into or out of the Building shall be scheduled with Miramar and done only at such time and in such manner as Miramar designates. No service deliveries (other than messenger services) will be allowed between hours of 4:00 p.m. to 6:00 p.m. Monday through Friday. Miramar shall have the right to prescribe the weight, size and position of all safes and other heavy property brought into the Building and also the

                                                           Initial Here:
                                                           Tenant:
                                                                  --------------
                                                           Landlord:
                                                                    ------------
times and manner of moving the same in and out of the Building. Safes and other heavy objects shall, if considered necessary by Miramar, stand on supports of such thickness as is necessary to properly distribute the weight. Miramar will not be responsible for loss of or damage to any such safe or property in any case. Any damage to any part of the Building, its contents, occupants or visitors by moving or maintaining any such safe or other property shall be the sole responsibility and expense of Tenant.

     5. No furniture, packages, supplies. equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours and in such specific elevator as shall be designated by Miramar.

     6. Any requests of Tenant shall be directed to the management office for the Property or at such office location designated by Miramar. Employees of Miramar shall not perform any work or do anything outside their regular duties unless under special instructions from Miramar.

     7. Tenant shall not disturb, solicit, or canvass any occupant of the Property and shall cooperate with Miramar and its agents to prevent such activities.

     8. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or agents, shall have caused it.

     9. Tenant shall not overload the floor of the premises, nor mark, drive nails or screws, or drill into the partitions, woodwork or plaster, except in the course of hanging standard-sized pictures, frames and objects of art, or in any way deface the Premises or any part thereof without Miramar's consent first had and obtained.

     10. Except for vending machines intended for the sole use of Tenant's employees and invitees, no vending machines other than fractional horsepower office machines shall be installed, maintained or operated upon the Premises without the written consent of Miramar.

     11. Tenant shall not use or keep in or on the Premises, the Building, or the Property any kerosene, gasoline or other inflammable or combustible fluid or material.

     12. Tenant shall not without the prior written consent of Miramar use any method of heating or air conditioning

     13. Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or

                                                           Initial Here:
                                                           Tenant:
                                                                  --------------
                                                           Landlord:
                                                                    ------------
substance in or on the Premises. or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Miramar or other occupants of the Property by reason of noise, odors, or vibrations, or interfere in any way with other tenants or those having business therein.

     14. Tenant shall not bring into or keep within the Property, the Building or the Premises any animals, birds, bicycles or other vehicles.

     15. No cooking shall be done or permitted on the Premises, nor shall the Premises be used for the storage of merchandise, for lodging or for any improper, objectionable or immoral purposes. Notwithstanding the foregoing, Underwriters' laboratory-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate and similar beverages for employees and visitors, provided that such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

     16. Miramar will approve where and how telephone and telegraph and other wires are to be Introduced to the Premises. No boring or cutting for wires shall be allowed without the consent of Miramar. The location of telephone, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Miramar.

     17. Miramar reserves the right to exclude or expel from the Property any person who, in the judgment of Miramar, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules and Regulations.

     18. Tenant, its employees and agents shall not loiter in the entrances or corridors, nor in any way obstruct the sidewalks, lobby, halls, stairways or elevators, and shall use them only as a means of ingress and egress for the Premises.

     19. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Miramar to ensure the most effective operation of the Building's heating and air conditioning system, and shall refrain from attempting to adjust any controls.

     20. Tenant shall store all its trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in Malibu, California without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes at such times as Miramar shall designate.

     21. Tenant shall comply with all safety, fire protection and evacuation procedures and

                                                           Initial Here:
                                                           Tenant:
                                                                  --------------
                                                           Landlord:
                                                                    ------------
regulations established by landlord or any governmental agency.

     22. Tenant shall assume any and all responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed as required by these Rules and Regulations.

     23. No awnings or other Property shall be attached to the outside walls of the Building without the prior written consent of landlord. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises without the prior written consent of Miramar. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent and/or of a quality, type, design and bulb color approved by Miramar. Tenant shall abide by Miramar's regulations concerning the opening and closing of window coverings which are attached to the windows in the Premises. if any, which have a view of any interior portion of the Building or Building common Areas.

     24. The sashes, sash doors, skylights windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills.

     25. Miramar reserves the right at any time to change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in Miramar's judgment may from time to time be necessary for the management, safety, care and cleanliness of the Premises, Building, the common Areas and the Property, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants therein, provided that Miramar shall promptly provide Tenant with a copy of such amended Rules and Regulations. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition of its occupancy of the Premises. Miramar may waive any one or more of these Rules and Regulations for the benefit of any particular tenants, but no such waiver by Miramar shall be construed as a waiver of such Rules and Regulations in favor of any other tenant, nor prevent Miramar from thereafter enforcing any such Rules or Regulations against any or all tenants of the Property.

                                                           Initial Here:
                                                           Tenant:
                                                                  --------------
                                                           Landlord:
                                                                    ------------

                                   EXHIBIT D

                           MIRAMAR PROFESSIONAL PARK

                     FORM OF TENANT'S ESTOPPEL CERTIFICATE

     The undersigned as Tenant under that certain office Lease (the "Lease") made and entered into as of ______, 199__ by and between Miramar Investment Co. as Landlord, and the undersigned as Tenant, for premises on the _____ floor of the office building located at 23808 Stuart Ranch Road, Malibu, California, certifies as follows:

     1. Attached hereto as Exhibit A is a true and correct copy of the Lease and all amendments and modifications thereto. The documents contained in Exhibit A represent the entire agreement between the parties as to the premises.

     2. The undersigned currently occupies the Premises described in the Lease.

     3. The Lease Term commenced on _____________, 199__, and the Lease Term expires on ______, 199__.

     4.   Base Rent became payable on _____________, 199__.

     5. The lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Exhibit A.

     6. Tenant has not transferred, assigned, or sublet any portion of the premises nor entered into any license or concession agreements with respect thereto except as follows:

     7. Tenant shall not modify the documents contained in Exhibit A without the prior written consent of the holder of the first deed of trust on the premises.

     8. All monthly installments of Base Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through ____, 199__. The current monthly installment of Base Rent is $________.

     9. All conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder.

     10. The current amount of the security Deposit held by Landlord is $___________.

                                                           Initial Here:
                                                           Tenant:
                                                                  --------------
                                                           Landlord:
                                                                    ------------

     11. No rental has been paid more than thirty (30) days in advance and no security has been deposited with Landlord except as provided in the Lease.

     12. As of the date hereof, there are no existing defenses or offsets that the undersigned has against Landlord nor have any events occurred that with the passage of time or the giving of notice, or both, would constitute a default on the part of Landlord under the Lease.

     13. The undersigned acknowledges that this Estoppel Certificate may be delivered to Miramar or to a prospective mortgagee, or a prospective purchaser, and acknowledges that said prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring the property of which the premises are a part and that receipt by it of this certificate is a condition of making of such loan or acquisition of such property.

     14. If Tenant is a corporation or partnership, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California, that Tenant has full right and authority to execute and deliver this Estoppel certificate and that each person signing on behalf of Tenant is authorized to de so.

     Executed at Malibu, California on the _____ day of _____________, 199__.

                              "Tenant"


                              By:
                                  ----------------------------------------------
                              Its:
                                   ---------------------------------------------

                                                           Initial Here:
                                                           Tenant:
                                                                  --------------
                                                           Landlord:
                                                                    ------------